UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A
Proxy Statement Pursuant to
Section 14(a) of the
Securities Exchange Act of 1934

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Filed by the Registrant
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Filed by a Party other than the Registrant

Check the appropriate box:
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Preliminary Proxy Statement
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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
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Definitive Proxy Statement
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Definitive Additional Materials
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Soliciting Material Pursuant to Sec. 240.14a-12

SAN JUAN BASIN ROYALTY TRUST
(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Copies to:
Robert F. Gray, Jr. Mayer Brown LLP 700 Louisiana Street, Suite 3400 Houston, Texas 77002 (713) 238-2600	San Juan Basin Royalty Trust c/o PNC Bank, National Association 2200 Post Oak Blvd., Floor 18 Houston, TX 77056 Attn: Laura Long (412) 762-4283

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No fee required.
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Title of each class of securities to which transaction applies:
(2)
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Total fee paid:
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Fee paid previously with preliminary materials.
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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Date Filed:

SAN JUAN BASIN ROYALTY TRUST
c/o PNC BANK, NATIONAL ASSOCIATION
2200 POST OAK BLVD., FLOOR 18
HOUSTON, TEXAS 77056

NOTICE OF ADJOURNMENT AND
ADJOURNED SPECIAL MEETING TO BE
HELD ON JANUARY 16, 2024

December 5, 2023

Dear Unit Holder:

You previously received proxy materials relating to a special meeting of unit holders (the “Unit Holders”) of The San Juan Basin Royalty Trust (the “Trust”), an express trust formed under the laws of the State of Texas and governed by the terms of the Amended and Restated Royalty Trust Indenture made effective as of December 12, 2007 (the “Indenture”), which was held in person at 2200 Post Oak Blvd., Floor 19, Houston, Texas 77056 and virtually via webcast at www.virtualshareholdermeeting.com/SJT2023SM on December 1, 2023, at 10:00 a.m., Central Time (the “Special Meeting”). The Trust previously filed a proxy statement describing the business to be transacted at the Special Meeting, and a proxy card for use in voting, with the Securities and Exchange Commission on October 2, 2023, as supplemented on October 23, 2023 (together, the “Proxy Statement”).

In order to constitute a quorum for the conduct of business at the Special Meeting, Unit Holders holding a majority of the Units at the time outstanding must have been present, in person or virtually, or represented by proxy at the Special Meeting. At the Special Meeting, the inspector of elections advised that approximately thirty-three and one-tenth percent (33.1%) of the outstanding units held by Unit Holders were present, in person or virtually, or represented by proxy. As such, a quorum of the Unit Holders was not reached at the Special Meeting, and the Special Meeting was adjourned until January 16, 2024 (the “Adjourned Special Meeting”), in order to allow Unit Holders additional time to exercise their voting rights. The record date for determining Unit Holders’ eligibility to vote at the Adjourned Special Meeting will remain the close of business on October 2, 2023.

This important notice is to inform you that the Adjourned Special Meeting will be held in person at 2200 Post Oak Blvd., Floor 19, Houston, Texas 77056 and virtually via webcast at www.virtualshareholdermeeting.com/SJT2023SM at 10:00 a.m., Central Time on January 16, 2024.

At the Special Meeting, the Unit Holders were asked to vote on the following matters as set forth in the Proxy Statement:

(1)	to approve the appointment of Argent Trust Company, a Tennessee chartered trust company (“Argent”), as the successor trustee of the Trust in accordance with the Agreement of Conditional Resignation;

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to approve an amendment to the Indenture that would permit a bank or trust company with capital, surplus, and undivided profits (as of the end of its last fiscal year prior to its appointment) of at least $15,000,000 to serve as successor trustee of the Trust;

(3)	to approve an amendment to the Indenture that would clarify the meaning of “Trustee” in Section 6.02 to include former trustees for indemnification purposes; and

(4)	to approve an adjournment of the Special Meeting, if necessary or appropriate, to permit solicitation of additional proxies in favor of the above proposals (collectively, the “Proposals”).

During the period of the adjournment, the Trust will continue to solicit proxies with respect to the Proposals. Proxies previously submitted in respect of the Special Meeting will be voted at the reconvened meeting unless properly revoked, and Unit Holders who have already submitted a proxy to vote their Units need not take any action unless they wish to change or revoke their votes.

PNC Bank, National Association (“PNC”), as current trustee of the Trust (the “Trustee”), previously provided to each of the Unit Holders, by first-class United States mail, a Conditional Notice of Intent to Resign by the Trustee of the San Juan Basin Royalty Trust, which provides that the Trustee’s resignation is to be effective on February 15, 2024, conditioned on the Unit Holders’ appointment of Argent as successor trustee of the Trust and approval of any amendments to the Indenture necessary to permit Argent to serve as successor trustee of the Trust at a meeting of the Unit Holders.

In order to avoid further delay of the Special Meeting, please vote your units today. Your vote is extremely important, regardless of the number of Units you own.

If a quorum is not reached for the Adjourned Special Meeting, PNC, as Trustee, will consider all available options for resignation as Trustee and appointment of Argent as successor trustee of the Trust, including, but not limited to, (i) adjourning the Adjourned Special Meeting or (ii) calling a new special meeting. In addition, PNC, as Trustee, has the option of applying for a judicial settlement to completely resolve all matters and potential controversies regarding its administration of the Trust, followed by resigning. If after PNC resigns and a vacancy in the position of trustee of the Trust continues for sixty (60) days, a successor trustee of the Trust may be appointed by any State or Federal District Court holding terms in Tarrant County, Texas, upon the application of any Unit Holder. As a reminder to the Unit Holders, all costs relating to a judicial settlement regarding the Trustee’s administration of the Trust and the appointment of a successor trustee of the Trust by a court will be borne by the assets of the Trust.

For the reasons described in the Proxy Statement, the Trustee recommends that you vote FOR the approval of Argent as successor trustee and the amendments to the Indenture necessary to permit Argent to serve as successor trustee.

YOUR VOTE IS IMPORTANT! You may use one of the following methods to promptly vote your Units:

Online. You may vote your Units online prior to the Adjourned Special Meeting by visiting www.proxyvote.com and entering the 16-digit control number printed on your proxy card.

You may also attend the Adjourned Special Meeting virtually by visiting www.virtualshareholdermeeting.com/SJT2023SM. Online check in will begin at 9:45 a.m., Central Time, and you should allow approximately 15 minutes for the online check-in procedure. Please have the information on your proxy card (including the 16-digit control number printed thereon) available for check in and voting.

Telephone. You may vote your Units by calling toll-free at 1-800-690-6903. Please have the 16-digit control number printed on your proxy card available.

Mail. You may also vote by completing, signing, dating and returning the enclosed proxy card in the enclosed postage paid envelope or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

In Person. Instructions and ballots will be distributed at the Adjourned Special Meeting for those who attend in person; if your Units are held in the name of a bank, broker, or other holder of record, then you must present the legal proxy card mailed to you by your bank or broker. If you have voted prior to the Adjourned Special Meeting, you may still attend the Adjourned Special Meeting.

Please consult your proxy card for additional information regarding these alternative methods. If your units are held in “street name,” you should instruct your bank, broker, or other nominee to vote your units in accordance with the voting instruction form that you will receive from your bank, broker, or other nominee.  You may revoke your proxy card before the Adjourned Special Meeting as described in the Proxy Statement under the heading “Solicitation and Revocability of Proxies.”

If you have any questions, please contact D.F. King & Co., Inc., our Proxy Solicitor, at (800) 817-5468.

Sincerely yours,
PNC BANK, NATIONAL ASSOCIATION, AS TRUSTEE OF THE SAN JUAN BASIN ROYALTY TRUST

Ross C. Durr, RPL Senior Vice President Mineral Interest Director